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                                                                    EXHIBIT 22.1

                      BMC SOFTWARE, INC. AND SUBSIDIARIES

                                  SUBSIDIARIES

                                                       JURISIDICTION OF
            NAME                                        INCORPORATION
--------------------------------------                 ------------------
BGS Systems, GmbH                                         GERMANY
BGS Systems, Inc.                                         U.S.A.
BGS Systems, Limited                                      UNITED KINGDOM
BGS Systems, Pty. Ltd.                                    AUSTRALIA
BGS Systems, SRL                                          ITALY
BMC Receivables Corporation No. 1                         U.S.A.
BMC Receivables Corporation No. 2                         U.S.A.
BMC Receivables Corporation No. 3                         U.S.A.
BMC Software Belgium, NV/SA                               BELGIUM
BMC Software Cayman, LDC                                  GRAND CAYMAN ISLANDS
BMC Software Distribution, B.V.                           NETHERLANDS
BMC Software Distribution, Inc.                           U.S.A.
BMC Software DO Brasil                                    BRAZIL
BMC Software Education, Inc.                              U.S.A.
BMC Software France                                       FRANCE
BMC Software FSC, Inc.                                    U.S.A.
BMC Software Hong Kong                                    HONG KONG
BMC Software Investment, B.V.                             NETHERLANDS
BMC Software Japan, Ltd.                                  JAPAN
BMC Software Korea, Ltd.                                  KOREA
BMC Software Limited                                      UNITED KINGDOM
BMC Software Services, Inc.                               U.S.A.
BMC Software Spain                                        SPAIN
BMC Software Texas, Inc.                                  U.S.A.
BMC Software TSC, B.V.                                    NETHERLANDS
BMC Software, A/S                                         DENMARK
BMC Software, B.V.                                        NETHERLANDS
BMC Software, GmbH                                        GERMANY
BMC Software, GmbH                                        AUSTRALIA
BMC Software, GmbH                                        SWITZERLAND
BMC Software, PTE Ltd                                     SINGAPORE
BMC Software, Pty. Ltd.                                   AUSTRALIA
BMC Software, Srl                                         ITALY
BMC Technologies, Inc.                                    U.S.A.
DataTools, Inc.                                           U.S.A.
Hawknet, Inc.                                             U.S.A.
Information Technology Assistance Group, Inc.             U.S.A.
Patrol Software, Inc.                                     U.S.A.
Patrol Texas, Inc.                                        U.S.A.
Peer Networks, Inc.                                       U.S.A.
Turnstone Software, Inc.                                  U.S.A.
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